CAVANAL HILL FUNDS

Supplement dated August 31, 2026
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information,
dated December 28, 2025,

and the

Cavanal Hill Strategic Enhanced Yield Fund Summary Prospectus,

each dated December 28, 2025

This Supplement provides updated information regarding portfolio managers of the Cavanal Hill Strategic Enhanced Yield Fund and supersedes any information to the contrary in the Prospectus, Statement of Additional Information and Summary Prospectus dated December 28, 2025, each as supplemented or modified thereafter.

Change in Portfolio Manager: Strategic Enhanced Yield Fund

Effective as of September 1, 2026, Vik Khadilkar is no longer a portfolio manager of the Strategic Enhanced Yield Fund. All references to Mr. Khadilkar in the Prospectus, Statement of Additional Information and Summary Prospectus in the capacity of a portfolio manager shall be deemed deleted and removed from each such document.

Effective as of September 1, 2026, Mario Modiano serves as a portfolio manager of the Strategic Enhanced Yield Fund. Mr. Modiano is a Senior Portfolio Manager at LM Capital and joined LM Capital in 2004. Mr. Modiano’s prior experience includes an intern position at the World Bank Group; Head of Department of Operations Research at the Banco de Comercio in Mexico; and President/Chief Executive Officer of EPI S.A. Mr. Modiano manages or co-manages several of LM Capital’s Active Core Plus and Emerging Market Debt portfolios.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.